Mark Hilz President & COO Brian Fontana CFO INX Inc. Nasdaq: INXI www.INXI.com November 6, 2006

Safe Harbor Statement This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Statements associated with words such as "anticipate," "believe," "expect," "hope," "should," "will" or other similar words are forward-looking statements. Actual events, performance or results may differ materially from those indicated due to numerous factors, many of which we have little or no control over, and some of which we may not be successful in addressing. Numerous of these factors are set forth in our 2005 annual report on Form 10-K/A, which we urge you to read. All financial results shown are for continuing operations unless otherwise noted

INX Inc. Provider of Cisco-centric Network Solutions such as IP Telephony, Security, Wireless and Unified Communications to Enterprise Organizations Our goal is to build the premier national provider of advanced technology network solutions for Enterprises 3 Year Compounded annual growth rate of 57%

Investment Highlights A multi-billion dollar, high growth market/industry opportunity Closely aligned with Cisco, the dominant manufacturer in networking, + now #1 in enterprise phone systems through their VOIP based IP telephony offering The only public company focused solely on enterprise IP telephony and related advanced technology network solutions Very strong revenue growth due to geographic expansion and market/industry growth of 30%+ Primary financial goal of growing profit through revenue growth as well as increasing the operating profit margin

Market

Our "Market" Within the enterprise class organization space: Installations and upgrades of enterprise networks IP-based voice and video solutions that replace antiquated traditional phone systems Wireless networking solutions Network security solutions Network-based storage solutions Network-centric software applications for unified messaging and collaboration that dramatically improve enterprise communications Remote monitoring and management of all components of an enterprise organization's IP Communications network infrastructure

Industry Evolution and Industry Leadership Cisco dominates the IP network equipment business that VoIP relies on. Cisco recently reached #1 position in worldwide enterprise voice systems, including traditional TDM systems, offering only IPT systems. Microsoft is aggressively pushing into voice applications and we believe this will accelerate adoption of voice and unified messaging applications. As the market for VoIP has evolved we have partnered with the right manufacturers to maximize our success. 1999 2000 2001 2002 2003 2004 1998 Cisco Enters the telephony market with VoIP Traditional Voice Vendors move towards VoIP 2005 2006 2006 Cisco #1 in voice and Microsoft enters the market Period of movement from "trials" to "adoption"

Early Stages Of The Initial Upgrade Cycle 78% planning to migrate to IP Telephony technology 14% were "fully deployed or upgrade was underway" 32% were "rolling out or partially deployed" 32% were "evaluating or piloting" More than half plan to increase spending Recent survey of North American enterprise organization land-line decision makers showed: Source: Forrester's Business Technographics March 2006 North American and European Enterprise Network and Telecommunications Survey Telecommunications Survey Telecommunications Survey Telecommunications Survey

Anticipated North American Enterprise Completions of Migration to IP Telephony 2007 2008 2009 2010 2011 East 0.25 0.42 0.5 0.58 0.62 MSGraph.Chart.8 MSGraph.Chart.8 Source: Forrester's Business Technographics March 2006 North American and European Enterprise Network and Telecommunications Survey

Implementing Voice On The IP Network Puts Demands On The Network "For every dollar of IP Telephony products purchased, enterprise customers spend between $2 and $5 on IP network infrastructure upgrades." Voice applications and increasing complexity demand a state-of-the-art IP network Voice, video, security, storage, collaboration moving to the network is changing the importance of the network The IP network is now the most critical IT infrastructure technology for enterprise organizations Increased network complexity creates demand for expertise in design, implementation and support Increased reliance on a more complex IP network drives increased security demands and need for 24x7 reliability increased security demands and need for 24x7 reliability increased security demands and need for 24x7 reliability increased security demands and need for 24x7 reliability increased security demands and need for 24x7 reliability increased security demands and need for 24x7 reliability increased security demands and need for 24x7 reliability increased security demands and need for 24x7 reliability increased security demands and need for 24x7 reliability increased security demands and need for 24x7 reliability increased security demands and need for 24x7 reliability

Increasing IP Network Complexity Drives Demand For INX Services Voice / Video Wireless Storage Collaboration Security Demand For INX Services IP Network Complexity

The Company

Our "Business Ready Networks" Approach to IP Network Solutions for Enterprises

5 markets 15 months ago 10 new markets Recent Geographic Expansion A Growth Driver That Increased Expenses Houston Metairie San Antonio Austin Dallas El Paso Albuquerque Los Angeles Eugene Portland Seattle Washington Tampa New York Boise Tripled Markets Served Between May 2005 and April 2006

Staffing - Investing For Growth Engineering 34 114 235% Sales 26 73 180% Operations 16 29 81% Branch office administration 11 25 127% Corporate administration 17 20 18% Totals 104 261 151% Eighteen Month Period 3/31/05 9/30/06 % Incr. Substantial increase in engineering and sales staffing to drive revenue growth Lesser increases in administrative and operations staffing

NetSurant Managed Support Services A Key Differentiator Remote monitoring and managed support services: IP network IP telephony system Network security Benefits to the customer: 24x7 support Access to highly trained engineers Fixed cost over contract term Benefits to INX: Long term recurring revenue stream Ability to leverage cost - higher margins Improved customer satisfaction and loyalty A key differentiator in the sales process A key differentiator in the sales process A key differentiator in the sales process A key differentiator in the sales process A key differentiator in the sales process A key differentiator in the sales process A key differentiator in the sales process A key differentiator in the sales process A key differentiator in the sales process A key differentiator in the sales process A key differentiator in the sales process A key differentiator in the sales process A key differentiator in the sales process A key differentiator in the sales process A key differentiator in the sales process

NetSurant Managed Support Services Recurring Service Revenue Recurring Service Revenue Recurring Service Revenue 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 Quarterly Revenue (,000) 180 265 318 385 449 765 12/31/2004 12/31/2005 YTD 2006 Contract Value 0.445 5.025 19 NetSurant revenues more than doubled over the past 12 months Our backlog of contracted future recurring services revenues has grown 3x YTD Backlog Revenue (thousands) (millions)

Blue Chip Customer Base Corporate Dallas ISD Houston ISD Austin ISD Univ. of Texas Univ. of Oregon Education US Military Homeland Security National Guard Department of Justice City of Houston Texas Lottery Government Contractor

Management Jim Long - Chairman & CEO - founded company in 1982. Mark Hilz - President & COO - experience as CEO of larger public company; acquisitions experience; served on our board prior to joining management in July 2000. Brian Fontana - CFO - since January 2005; experience as CFO with larger public companies; acquisitions experience. Ex-Cisco management: VP of Sales; VP of Federal; VP of managed services business; Austin office general manager.

Financials

2001 2002 2003 2004 2005 9.365 27.72 43.595 71.487 107.319 Strong Revenue Growth 3-Year CAGR = 57% Dollars in millions

Managed Support Services 1%-2% of total revenue 190% TTM growth Growing as a function of installed base Expect gross margin to improve as somewhat fixed cost is leveraged Professional Services 11%-13% of total revenue 120% TTM growth Numerous Cisco specialty certifications Expect gross margin to improve as new offices improve productivity Cisco-Centric Products 85%-88% of total revenue 30% TTM growth Minimal inventory requirements Minimal working capital investment Higher margin services revenues are growing rapidly and becoming a larger portion of total revenue Solutions Revenue Mix

Financial Highlights Overall revenue growth due to: Industry growth Market share gains in existing markets Increasing the number of markets served through geographic expansion Services revenue is the most profitable revenue component and also the highest growth revenue component 103% growth in 2005 115% year-over-year growth for 1H06 Gross margin on service revenue is expected to increase as recent engineering staff additions become more fully utilized and productive Potential to leverage the somewhat fixed components of SG&A expense

Most Recent Quarter Results Quarter Dollars in thousands Revenue Products $39,847 Services 5,397 Total revenue 45,244 Gross profit 8,149 Gross profit margin % 18.0% SG&A expenses 7,432 Operating profit 717 Net profit from continuing ops 562 9 Months $95,480 14,718 110,198 21,188 19.2% 20,278 910 651 September 30, 2006

Long-Term Operating Leverage Potential Revenue 100% 100% 100% FY 2004 FY 2005 Target Gross Margin: Operating Expenses 15.8% 15.9% 13-14% Operating Margin 2.3% 1.4% 4-7% Products 16.6% 13.7% 14-18% Services 33.4% 29.2% 30-35% Total Gross Margin 18.1% 17.3% 18-20% * 2005 results exclude one-time non-cash charge

Balance Sheet Highlights Cash $2.6 $3.1 12/31/05 9/30/06 A/R $24.9 $38.1 Debt $2.7 $4.7 Stockholders Equity $18.0 $21.2 Dollars in millions

Summary Mass implementation of VoIP technology by enterprises is beginning IP communications is a multi-billion dollar, growing market opportunity Cisco is the dominant manufacturer and INX is the only pure play public company focused on delivering Cisco VoIP solutions for enterprises Expect to benefit from the way the IP network is changing - more complexity and increasingly important technology Expect continued revenue growth - geographic expansion, investments in sales and engineering staff and market growth Improving mix of services revenue + maturing of newer offices + potential to leverage costs should = improving profit margin %

Mark Hilz President & COO Brian Fontana CFO INX Inc. Nasdaq: INXI www.INXI.com November 6, 2006